UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

Endurance Specialty Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-032908
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 278-0440

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2010 Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. (the “Company”) was held on May 13, 2010. Proxies with regard to the matters voted upon at the Annual General Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual General Meeting and the results of voting on each such matter after giving effect to the voting limitations set forth in the Company’s Amended and Restated Bye-Laws.
Proposal No. 1 — Election of Directors
The election of three Class II directors and two Class I directors to the Board of Directors of Endurance Specialty Holdings Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
John T. Baily	44,149,578	629,758	2,976,370
Norman Barham	44,087,729	691,606	2,976,370
Galen R. Barnes	43,939,856	839,480	2,976,370
David S. Cash	44,093,614	685,722	2,976,370
William M. Jewett	43,943,741	835,595	2,976,370
The election of a slate of director designees to the Board of Directors of Endurance Specialty Insurance Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
Steven W. Carlsen	43,647,114	1,132,222	2,976,370
David S. Cash	43,796,160	983,176	2,976,370
William M. Jewett	43,646,098	1,133,238	2,976,370
The election of a slate of director designees to the Board of Directors of Endurance Worldwide Holdings Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	43,793,905	985,431	2,976,370
William H. Bolinder	44,183,847	595,488	2,976,370
Steven W. Carlsen	43,731,077	1,048,259	2,976,370
David S. Cash	43,796,133	983,203	2,976,370
Simon Minshall	43,796,942	982,394	2,976,370
Brendan R. O’Neill	44,185,438	593,898	2,976,370

The election of a slate of director designees to the Board of Directors of Endurance Worldwide Insurance Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	43,793,144	986,192	2,976,370
William H. Bolinder	44,186,076	593,259	2,976,370
Steven W. Carlsen	43,562,300	1,217,036	2,976,370
David S. Cash	43,796,808	982,528	2,976,370
Simon Minshall	43,797,494	981,841	2,976,370
Brendan R. O’Neill	44,177,481	601,855	2,976,370
Proposal No. 2 — The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2010 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,692,073	57,737	5,896	0
Proposal No. 3 — The amendment of the Company’s 2007 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,713,828	5,714,530	350,977	2,976,370

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: May 17, 2010

By:	/s/ John V. Del Col
	Name:	John V. Del Col
	Title:	General Counsel & Secretary

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